Shareholders’ Equity (Details) - Schedule of total compensation cost related to all of the company’s equity-based awards, recognized - USD ($) $ in Thousands	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2021	Jun. 30, 2020	Dec. 31, 2020
Schedule of total compensation cost related to all of the company’s equity-based awards, recognized [Abstract]
Research and development	$ 404	$ 419	$ 550	$ 613	$ 1,185
Commercial activities	444	(355)	797	(177)	230
General and administrative	601	258	1,116	785	1,449
Total	$ 1,449	$ 322	$ 2,463	$ 1,221	$ 2,864